Organization Costs	12 Months Ended
Dec. 31, 2016
Other Income and Expenses [Abstract]
Organization Costs

Organization Costs

Costs relating to the incorporation of the Company will be paid by Pace either through loans from its sponsor, TPG Pace Sponsor, LLC (formerly known as TPACE Sponsor Corp.), a Cayman Islands exempted entity or through proceeds from the Business Combination. These costs have been allocated to the Company by Pace as an expense of the Company and are included in accumulated deficit in the accompanying Consolidated Balance Sheet with a corresponding credit to liabilities. These costs of incorporation are deductible for income tax purposes in the Netherlands and resulted in the generation of a deferred tax asset of $167,505 that was fully offset by a valuation allowance.